Exhibit 99.1

Joint Filer Information

(Other Reporting Persons)

Name:	Marcin Czernik
Address:	Simou Menardou 5 Kifisia Court, Office 225 6015 Larnaca, Cyprus
Designated Filer:	Chione Limited
Issuer & Ticker Symbol:	Karyopharm Therapeutics Inc. [KPTI]
Date of Earliest Transaction Required to Be Reported:	07/16/2018
Relationship of Reporting Persons to Issuer: If Amendment, Date Original Filed (Month/Day/Year): Individual or Joint/Group Filing: Signature and Date:	10% Owner Not Applicable Form filed by More than One Reporting Person Marcin Czernik, by /s/ Simon Prisk, as attorney-in fact by power of attorney 07/18/2018

Name:	Andreas Hadjimichael
Address:	Simou Menardou 5 Kifisia Court, Office 225 6015 Larnaca, Cyprus
Designated Filer:	Chione Limited
Issuer & Ticker Symbol:	Karyopharm Therapeutics Inc. [KPTI]
Date of Earliest Transaction Required to Be Reported:	07/16/2018
Relationship of Reporting Persons to Issuer: If Amendment, Date Original Filed (Month/Day/Year): Individual or Joint/Group Filing: Signature and Date:	10% Owner Not Applicable Form filed by More than One Reporting Person Andreas Hadjimichael, by /s/ Simon Prisk, as attorney-in fact by power of attorney 07/18/2018

Name:	George Hadjimichael

Address:	Simou Menardou 5 Kifisia Court, Office 225 6015 Larnaca, Cyprus

Designated Filer:	Chione Limited

Issuer & Ticker Symbol:	Karyopharm Therapeutics Inc. [KPTI]

Date of Earliest Transaction Required to Be Reported:	07/16/2018
Relationship of Reporting Persons to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature and Date:	George Hadjimichael, by /s/ Simon Prisk, as attorney-in fact by power of attorney 07/18/2018

Name:	Wiaczeslaw Smolokowski

Address:	Chalet Lenotchka Ch.de Barnoud 1885 Chesieres Switzerland

Designated Filer:	Chione Limited

Issuer & Ticker Symbol:	Karyopharm Therapeutics Inc. [KPTI]

Date of Earliest Transaction Required to Be Reported:	07/16/2018

Relationship of Reporting Persons to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature and Date:	Wiaczeslaw Smolokowski, by /s/ Simon Prisk, as attorney-in fact by power of attorney 07/18/2018